UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT O F 1934


           DATE OF REPORT (DATE OF EARLIEST REPORTED) OCTOBER 17, 2002
                                                      ----------------




                      RUBBER TECHNOLOGY INTERNATIONAL, INC.
              (EXACT NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

             NEVADA                     0-30098           88-0370454
      (STATE  OR  JURISDICTION       (COMMISSION      (I.R.S.  EMPLOYER
          OF INCORPORATION)            FILE NO.)       IDENTIFICATION  NO.)

                             3185 E WASHINGTON BLVD
                             LOS ANGELES, CALIFORNIA
                               TEL: (323) 268-6842
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

This Current Report on Form 8-K is filed by Rubber Technology International, Inc., a Nevada corporation (the "Company"), in connection with the matters described herein.

Item  4.  Change  in  Registrant's  Certifying  Accountant

     (a)  Resignation  of  previous  independent  accountant.

(i) On September 20, 2002, the Company was notified by John P. Semmens, its certifying accountant, that he is resigning as auditor to the Company because his firm is no longer auditing publicly reporting companies subject to the rules of the Securities and Exchange Commission.

(ii) Mr. Semmens' reports on the Company's financial statements for the past two fiscal years have been qualified as to whether the Company would continue as a going concern.

(iii) During the two most recent fiscal years and through September 20, 2002, there have been no disagreements between the Company and Mr. Semmens on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Mr. Semmens, would have caused him to make reference to the subject matter thereof in his report on the Company's financial statements for such periods.

(iv) During the two most recent fiscal years and through September 20, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K.

(v) At the request of the Company, Mr. Semmens furnished a letter addressed to the Securities and Exchange Commission stating that he agrees with the above statements. A copy of such letter, dated October 17, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)  Engagement  of  new  independent  accountant

The Company is currently in the process of engaging new independent accountants.


Item  7.  Financial  Statements  and  Exhibits

(c)     Exhibits

EXHBIT  16  Letter  re  Change  in  Certifying  Accountant


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBBER  TECHNOLOGY  INTERNATIONAL,
INC

                                               By:  /s/  TREVOR  WEBB
                                                    -----------------
                                                         Trevor  Webb
                                              President and Chief Financial
                                                     Officer